UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         May 19, 2022

MEDMEN ENTERPRISES INC

(Exact name of registrant as specified in its charter)

British Columbia	000-56199	98-1431779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10115 Jefferson Boulevard, Culver City, CA 90232

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code           (424) 330-2082

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 19, 2022, MedMen Enterprises Inc. (the “Company”) received from Tyson Rossi notification of resignation as Chief Strategy Officer effective June 3, 2022. Mr. Rossi’s resignation was not the result of any disagreement with the Company on any matters relating to its operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 26, 2022, the Company adjourned from its annual and special meeting of shareholders held on April 20, 2022 Proposal 3 regarding approval of an amendment to the MedMen Enterprises Inc. 2018 Stock and Incentive Plan to set the amount reserved for future issuance under the plan to 200,000,000 Class B Subordinate Voting Shares plus all shares underlying outstanding awards as of April 1, 2021. On May 19, 2022, the Company held the adjourned meeting on Proposal 3 (the “Adjoined Meeting”). At the Adjourned Meeting, the voting results of Proposal 3 were as follows: 43,074,759 voted for, 47, 233,847 voted against, 922,905 abstained and 222,200,629 were broker non-votes. Due to fact that the number of additional shares voted at the Adjourned Meeting did not meet the requirements for which the vote was being taken, Proposal 3 was withdrawn.

Item 7.01	Regulation FD Disclosure.

On May 23, 2022, the Company issued a press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and hereby furnished pursuant to this Item 7.01.

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On May 20, 2022, the Superior Court of Arizona, Maricopa County granted in favor of the Company a summary judgement with respect to a complaint filed on March 11, 2020 by Whitestar Solutions, LLC and Adakai Holdings, LLC regarding a purchase agreement for the sale of the membership interests in Omaha Management Services, LLC and control of EBA Holdings, Inc. on December 3, 2018 alleging fraudulent inducement and breach of contract.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated May 23, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2022	MEDMEN ENTERPRISES INC

/s/ Ana Bowman
	By:	Ana Bowman
	Its:	Chief Financial Officer

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